Exhibit 10.2

ServiceMaster Global Holdings, Inc.

Schedule of Signatories* to a Director Indemnification Agreement

Mark E. Tomkins

John B. Corness (effective July 15, 2016)

Jerri L. DeVard (effective July 15, 2016)

Robert J. Gillette

Laurie Ann Goldman

Richard P. Fox

John Krenicki, Jr.

Stephen J. Sedita

Thomas C. Tiller, Jr.

* David H. Wasserman, Darren M. Friedman, Sarah Kim and Curtis D. Hecht each previously signed a Director Indemnification Agreement, but they are no longer serving on our Board of Directors.

The form of Director Indemnification Agreement was filed with the SEC on June 19, 2014 as Exhibit 10.71 to the Registration Statement on Form S-1 of ServiceMaster Global Holdings, Inc.